                           BNY Hamilton Funds, Inc.

                       Supplement dated October 5, 2007
                    to Statement of Additional Information
                             dated April 30, 2007

The following sentence shall be added to the end of the first paragraph in the sub-section entitled "Depositary Receipts" on page 7 of the Statement of Additional Information:

      "Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York by brokers executing the purchases or sales."